Time charters acquired	12 Months Ended
Dec. 31, 2011
Time Charters Acquired (Abstract)
Time Charters Acquired
11.  Time Charters acquired:

Where the Company identifies any assets or liabilities associated with the acquisition of a vessel, the Company records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters assumed when a vessel is acquired. The amount to be recorded as an asset or liability at the date of vessel delivery is based on the difference between the current fair value of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed, with such difference capped to the vessel's fair value on a charter free basis.

When the present value of the time charter assumed is greater than the current fair value of such charter, the difference is recorded as an asset; otherwise, the difference is recorded as liability. Such intangible assets and liabilities are amortized over the remaining term of the related charters as an increase in charter hire expense and revenue, respectively and are classified as non current in the accompanying consolidated balance sheets. Such amortization for the years ended December 31, 2009, 2010 and 2011 amounted to $40.0 million, $39.9 million and $36.5 million for the intangible assets and $364.4 million, $262.3 million and $3.5 million, respectively for the intangible liabilities and is separately reflected as charter hire amortization and time charter amortization, respectively. Included in the time charter amortization for the year ended December 31, 2009 is an amount of $63.1 million related to the accelerated amortization of the deferred liability related to vessels Sandra, Coal Pride and Grain Harvester due to the early termination of their time charters that were assumed by the Company upon acquiring Quintana in 2008.

 On April 9, 2010 and effective April 17, 2010, the Company entered into a novation agreement with the charterer and the then current sub-charterer of the vessel Iron Miner, under which the charterer was released from the obligations under the existing charter which was assigned directly to the sub-charterer reducing the daily hire from $42.1 per day to $41.4 per day over the remaining term of the charter. Following the above agreement and the release of the charterer from being the primary obligor under the liability, the deferred liability of the fair value of the charter, which was assumed upon acquiring Quintana in 2008, amounting to $26.9 million on the effective date, was released in the accompanying 2010 consolidated statement of operations.

The amortization schedule of the intangible liability as of December 31, 2011 and for the years to follow until they expire is as follows:

Period
January 1, 2012 to December 31, 2012	$3,569
January 1, 2013 to December 31, 2013	3,559
January 1, 2014 to December 31, 2014	3,559
January 1, 2015 to December 31, 2015	3,559
January 1, 2016 and thereafter	387
Total	$14,633

As already discussed in Note 2(o) above, management's impairment analysis, indicated that the future undiscounted operating cash flows of the Company's intangible assets did not support the recovery of the intangible assets' carrying values and accordingly the intangible assets' carrying values were adjusted to their fair values, which was determined to zero as charter-in rates of the charter parties assumed (and the value differential between these and the rates currently observed in the market for the remaining term of the charter agreements for vessels with similar characteristics), upon acquisition of Quintana (on April 15, 2008) do not currently (and are not expected in the future to) provide any benefit for the Company. In this respect, an impairment loss of $146.7 million as of November 30, 2011 which is separately reflected in the accompanying 2011 consolidated statement of operations.